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                                                                    Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paulita M. LaPlante, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of Optical Sensors Incorporated on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Optical Sensors Incorporated.

April 9, 2004


                                        By: /s/ Paulita M. LaPlante
                                            ------------------------------------
                                        Name: Paulita M. LaPlante
                                        Title: Chief Executive Officer

I, Wesley G. Peterson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of Optical Sensors Incorporated on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Optical Sensors Incorporated.

April 9, 2004


                                        By: /s/ Wesley G. Peterson
                                            ------------------------------------
                                        Name: Wesley G. Peterson
                                        Title: Chief Financial Officer